WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited)	February 28, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 97.1%
Education - 16.9%
Massachusetts State DFA Revenue:
Brandeis University, Series S, Refunding	5.000%	10/1/40	$1,330,000	$1,610,297
Brandeis University, Series S-1, Refunding	5.000%	10/1/36	1,535,000	1,878,057
Foxborough Regional Charter School, Series 2017B, Refunding	5.000%	7/1/37	600,000	675,096
Harvard University, Series A, Refunding	5.000%	10/15/30	1,500,000	2,030,400
Northeastern University, Series A, Refunding	5.000%	10/1/30	400,000	506,816
Northeastern University, Series A, Refunding	5.000%	10/1/31	520,000	655,886
Northeastern University, Series A, Refunding	5.000%	10/1/32	750,000	942,008
Northeastern University, Series A, Refunding	5.000%	10/1/33	500,000	625,615
Sterling and Francine Clark Art Institute, Refunding	5.000%	7/1/35	2,230,000	2,595,854
Worcester Polytechnic Institute	4.000%	9/1/44	2,000,000	2,232,280
Worcester Polytechnic Institute, Series B, Refunding	5.000%	9/1/42	1,500,000	1,787,325

Total Education				15,539,634

Health Care - 19.4%
Massachusetts State DFA Revenue:
Beth Israel Lahey Health Inc., Series K, Refunding	5.000%	7/1/38	1,000,000	1,233,770
Dana-Farber Cancer Institute, Series N	5.000%	12/1/34	1,120,000	1,343,014
Mass General Brigham Issue, Series A-1	5.000%	1/31/30	2,000,000	2,595,180	(a)(b)
Milford Regional Medical Center, Series F	5.625%	7/15/36	500,000	532,490
Orchard Cove Obligation, Refunding	5.000%	10/1/39	250,000	282,375
Orchard Cove Obligation, Refunding	5.000%	10/1/49	700,000	784,147
Southcoast Health System, Series G, Refunding	5.000%	7/1/35	200,000	256,624
Southcoast Health System, Series G, Refunding	5.000%	7/1/36	500,000	638,870
Southcoast Health System, Series G, Refunding	5.000%	7/1/37	350,000	445,445
Southcoast Health System, Series G, Refunding	4.000%	7/1/46	1,000,000	1,142,790
Southcoast Health System, Series G, Refunding	5.000%	7/1/50	1,500,000	1,863,555
UMass Memorial Health Care, Series H, Unrefunded	5.500%	7/1/31	75,000	75,998
UMass Memorial Health Care, Series I, Refunding	5.000%	7/1/46	2,500,000	2,834,250
Wellforce Issue, Series A, Refunding	5.000%	7/1/36	500,000	605,825
Wellforce Issue, Series A, Refunding	5.000%	7/1/39	2,200,000	2,645,654
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	500,000	593,510

Total Health Care				17,873,497

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2021 Quarterly Report	1

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Power - 1.8%
Berkshire, MA, Wind Power Cooperative Corp. Revenue, Berkshire Wind Project, Green Bond, Refunding	5.000%	7/1/27	$700,000	$868,280
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	230,000	207,575	*(c)
Series A	5.050%	7/1/42	30,000	27,075	*(c)
Series XX	5.250%	7/1/40	320,000	289,600	*(c)
Series ZZ, Refunding	5.250%	7/1/18	250,000	219,375	*(d)

Total Power				1,611,905

Pre-Refunded/Escrowed to Maturity - 11.7%
Massachusetts State College Building Authority Revenue Bonds, Series A, Refunding	5.000%	5/1/37	2,500,000	2,960,725	(e)
Massachusetts State DFA Revenue:
Partners Healthcare System Inc., Series O-2, Refunding	5.000%	7/1/30	1,000,000	1,191,110	(e)
UMass Memorial Health Care, Series H, Prerefunded	5.500%	7/1/31	1,425,000	1,450,322	(e)
Massachusetts State Port Authority Revenue, Conrac Project, Series A	5.125%	7/1/41	4,000,000	4,064,800	(e)
Massachusetts State School Building Authority, Sales Tax Revenue, Senior, Series A	5.000%	5/15/43	1,000,000	1,104,740	(e)

Total Pre-Refunded/Escrowed to Maturity				10,771,697

Special Tax Obligation - 15.7%
Massachusetts State Bay Transportation Authority, Sales Tax Revenue, Senior, Series A	5.000%	7/1/45	3,500,000	4,031,965
Massachusetts State DFA Revenue, Broad Institute Inc., Refunding	5.000%	4/1/37	1,500,000	1,813,560
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL	5.500%	1/1/34	5,025,000	6,762,394
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	100,000	88,029
CAB, Restructured, Series A-1	0.000%	7/1/46	120,000	36,893
CAB, Restructured, Series A-1	0.000%	7/1/51	1,125,000	247,691
Restructured, Series A-1	4.550%	7/1/40	30,000	32,702
Restructured, Series A-1	5.000%	7/1/58	300,000	332,262
Restructured, Series A-2	4.329%	7/1/40	290,000	311,939

See Notes to Schedule of Investments.

2	Western Asset Massachusetts Municipals Fund 2021 Quarterly Report

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Special Tax Obligation - (continued)
Restructured, Series A-2A	4.550%	7/1/40	$370,000	$403,318
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	425,000	425,990

Total Special Tax Obligation				14,486,743

State General Obligation - 4.2%
Massachusetts State, GO, Consolidated Loan, Series E	5.000%	9/1/38	3,000,000	3,765,420
Puerto Rico Commonwealth Public Improvement Bonds, GO, Series A, Refunding	5.000%	7/1/41	150,000	117,188	*(c)

Total State General Obligation				3,882,608

Transportation - 17.2%
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Series A, Refunding	5.000%	1/1/34	4,000,000	4,997,800
Massachusetts State Port Authority Revenue, Bosfuel Project, Series A, Refunding	4.000%	7/1/44	3,000,000	3,308,250	(f)
Massachusetts State Transportation Fund Revenue:
Rail Enhancement & Accelerated Bridge Programs, Series A	5.000%	6/1/48	1,000,000	1,217,440
Rail Enhancement & Accelerated Bridge Programs, Series A	5.000%	6/1/49	1,000,000	1,228,570
Metropolitan Boston, MA, Transit Parking Corp. Systemwide Senior Lien Parking Revenue, Series 2011	5.000%	7/1/41	5,000,000	5,060,750

Total Transportation				15,812,810

Water & Sewer - 10.2%
Massachusetts State Water Resources Authority Revenue, Green Bond, Series C, Refunding	5.000%	8/1/40	7,480,000	8,935,832
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	425,000	447,402

Total Water & Sewer				9,383,234

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $83,800,001)				89,362,128

SHORT-TERM INVESTMENTS - 2.1%
MUNICIPAL BONDS - 2.1%
Education - 1.8%
Massachusetts State DFA Revenue:
Boston University, Series U-6C, LOC - TD Bank N.A.	0.010%	10/1/42	1,145,000	1,145,000	(g)(h)
Boston University, Series U-6E, Refunding, LOC - TD Bank N.A.	0.010%	10/1/42	455,000	455,000	(g)(h)

Total Education				1,600,000

See Notes to Schedule of Investments.

Western Asset Massachusetts Municipals Fund 2021 Quarterly Report	3

WESTERN ASSET MASSACHUSETTS MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	February 28, 2021

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - 0.3%
Massachusetts State DFA Revenue, Partners Healthcare System Inc., Series K-1, SPA - Wells Fargo Bank N.A.	0.020%	7/1/46	$300,000	$300,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,900,000)				1,900,000

TOTAL INVESTMENTS - 99.2% (Cost - $85,700,001)				91,262,128
Other Assets in Excess of Liabilities - 0.8%				747,147

TOTAL NET ASSETS - 100.0%				$92,009,275

*	Non-income producing security.

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	The coupon payment on this security is currently in default as of February 28, 2021.

(d)	The maturity principal is currently in default as of February 28, 2021.

(e)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(g)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviation(s) used in this schedule:

CAB	— Capital Appreciation Bonds
DFA	— Development Finance Agency
GO	— General Obligation
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Western Asset Massachusetts Municipals Fund 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Massachusetts Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The

5

Notes to Schedule of Investments (unaudited) (continued)

Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal Bonds†	—	$89,362,128	—	$89,362,128
Short-Term Investments†	—	1,900,000	—	1,900,000

Total Investments	—	$91,262,128	—	$91,262,128

†	See Schedule of Investments for additional detailed categorizations.

7